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                                                                  EXHIBIT 10.38

                                  GUARANTY OF LEASE


     Guaranty (this "Guaranty"), dated December 26, 1996 made by Genzyme Transgenics Corporation, a Delaware corporation, that has its executive office and principal place of business at 25 Birch Street, Milford, MA 01757, (the "Guarantor") in favor of FINOVA Technology Finance, Inc. ("FINOVA"), of Farmington, Connecticut (hereinafter called, with its successors and assigns, including the assignee from time to time of its rights under this Guaranty, the "Beneficiary").

                                       RECITALS


     The Guarantor is a stockholder of or is otherwise financially interested in TSI Corporation (the "Lessee"). The Guarantor has previously entered into a guaranty of the obligations of the Lessee under the Master Equipment Lease Agreement between Lessee, as lessee, and FINOVA (formerly named Financing For Science International, Inc.) as lessor that was limited to $2,000,000.00, to induce FINOVA to undertake additional leasing to the Lessee, and for Ten Dollars ($10) and other good and valuable consideration, the receipt of which by the Guarantor is hereby acknowledged, the Guarantor hereby covenants and agrees as follows:

     Section 1. Guaranty. The Guarantor unconditionally and irrevocably guarantees to the Beneficiary:

          (a) the prompt and full payment of any and all amounts payable by the Lessee under the Lease including, but not limited to, payment of Basic Rent and Additional Rent under and as defined by the Lease and of other debts and obligations of the Lessee to the Beneficiary under the Lease including for taxes, due to loss or damage of the Equipment and for default by the Lessee under the Lease, as and when the same shall be due and payable (whether on a date fixed for payment, by acceleration, upon any renewal, expiration, termination or cancellation of the Lease Term (as defined in the Lease), or at any other time) in accordance with the provisions of the Lease, and any amounts payable to the Beneficiary by reason of any progress payments to suppliers of the Equipment together with any time charges or interest on the progress payments; and

          (b) the prompt, full and faithful performance and discharge of all obligations, undertakings (which term as used in this Guaranty shall include, without limitation, covenants, commitments and duties to indemnify) and liabilities of the Lessee under the Lease, whether or not liquidated in amount, in accordance with the terms thereof.

     If the Lessee shall fail to pay any such amount when and as the same shall be due in accordance with the terms of the Lease, or if the Lessee fails to perform and discharge any such obligation, undertaking or liability in accordance with the terms of the Lease, the Guarantor will forthwith pay such amount or perform and discharge such obligation, undertaking or liability,

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as the case may be, not paid, performed or discharged by the Lessee, and will further pay any and all damages that may be payable by the Lessee in consequence thereof and all reasonable expenses, including attorneys' fees, that are incurred by the Beneficiary in enforcing such obligations and liabilities of the Lessee. In addition, the Guarantor shall pay all reasonable expenses, including attorneys' fees, that may be incurred by the Beneficiary in enforcing the covenants and agreements of the Guarantor in this Guaranty. The Guarantor further guarantees that all payments made by the Lessee to the Beneficiary with respect to any liabilities hereby guaranteed will, when made, be final and agrees that if any such payment is recovered from, or repaid by, the Beneficiary in whole or in part in any bankruptcy, insolvency or other proceeding instituted by or against the Lessee, this Guaranty shall continue to be fully applicable to such liabilities to the same extent as though the payment so recovered or repaid had never been made.

     Section 2.  Unconditional Character of Obligations of Guarantor.
Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Lessee's obligations, undertakings and liabilities under the Lease, and the obligations and commitments of the Guarantor hereunder shall be absolute, irrevocable and unconditional, irrespective of, and shall not be altered or affected by, the validity, regularity or enforceability of any provision of the Lease, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of the obligations of the Lessee under the Lease, or any other circumstance which might otherwise constitute a legal or equitable defense or discharge of a guarantor or surety, or which might otherwise limit recourse against the Guarantor by the Beneficiary. The Guarantor authorizes the Beneficiary, in its sole discretion, at any time after the occurrence of an Event of Default under the Lease, to proceed under this Guaranty and against any property securing the obligations of the Guarantor hereunder for the full amount of the Lessee's obligations to the Beneficiary, with or without the Beneficiary's taking any action against the Lessee or any other obligor with respect to the Lessee's obligations under the Lease, and whether or not the Beneficiary has proceeded against any property securing the obligations of Lessee or of the Guarantor hereunder or of any other such obligor.

     Section 3. Right to Deal with Lessee. At any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, the Beneficiary may deal with the Lessee in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant to the Lessee such extension or extensions of time to perform, or to waive any obligation of the Lessee to perform, any act or acts as may seem advisable to the Beneficiary.

     Section 4. Continuing Guaranty. This Guaranty is a continuing guaranty of all existing and future obligations and liabilities of the Lessee to the Beneficiary and shall remain in full force and effect irrespective of any interruption in the business relations of the Lessee with the Beneficiary.

     Section 5. Guaranty Not Affected by Acts of Lessee or Assignments of Beneficiary. The validity of this Guaranty, the obligations of the Guarantor hereunder and the rights of the Beneficiary to enforce this Guaranty by proceedings, whether by action at law, suit in equity or otherwise, shall not be terminated, affected or impaired by reason of any filing by or against the


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Lessee of a petition under any bankruptcy or reorganization law or for the appointment of a receiver, trustee or liquidator of the Lessee, or any application of the Lessee for a moratorium or for an arrangement with the Lessee's creditors or a material part thereof, or the making by the Lessee of a general assignment for the benefit of creditors, or the taking by the Lessee of any action for the purpose of effecting any of the foregoing, or any limitations placed on the liability of the Lessee in any bankruptcy, reorganization, moratorium or other proceedings, or any assignment by the Beneficiary of any interest in the Lease or this Guaranty or any change in the identity, or the ownership of capital stock, of the Lessee.

     Section 6. Guaranty Not Affected by Amendments, etc. The validity of this Guaranty and the obligations of the Guarantor hereunder shall not be terminated, affected or impaired by reason of (a) any compromise, alteration, release, renewal, extension, modification, amendment, termination or other change of, or any waiver, consent or other action or omission or failure to act in respect of, any of the terms, covenants or conditions of the Lease, any of the transactions contemplated thereby, or any of the documents referred to therein, (b) any assignment by any person of any interest under the Lease, any of the transactions contemplated thereby, or any of the documents referred to therein, or (c) the exercise by any person of, or any waiver of or failure to enforce, any of the rights or remedies provided in the Lease or otherwise.

     Section 7. Guaranty Not Affected by Other Agreements. The covenants and agreements of the Guarantor in this Guaranty shall not be terminated, affected or impaired by reason of the existence or the terms or provisions of any other guaranty or guarantees to FINOVA (or its assigns) of the obligations of the Lessee under the Lease by the Guarantor or other agreement or agreements to which the Lessee or the Guarantor shall be a party and, notwithstanding any such guarantees, agreements, terms or provisions, the obligations of the Guarantor shall be as herein expressed.

     Section 8. Certain Rights and Powers of Beneficiary. The Beneficiary may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, whether for the specific performance of any covenants or agreements contained in this Guaranty, or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantor. Each and every remedy shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

     Section 9. Subordination of Guarantor. With respect to all amounts paid by the Guarantor pursuant to this Guaranty, until the Beneficiary shall have received full and complete payment and performance of all present and future sums, undertakings, duties, liabilities, and obligations of the Lessee to the Beneficiary, the Guarantor expressly waives and disclaims any right to, and agrees not to seek or claim, contribution, indemnification or reimbursement from the Lessee, or right of recourse to any security for the debts and obligations of the Lessee to the Beneficiary. Any and all present and future debts and obligations of, and other payments from, Lessee to the Guarantor payable in money or monies, securities, other property, or any combination thereof, including, without limitation, payments on any note of Lessee at any time held by or payable to the order of the Guarantor, and any distribution by Lessee of earnings and profits or of return of capital are hereby waived and postponed in favor of and subordinated to


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the full payment and performance of all present and future debts and obligations of the Lessee to the Beneficiary. At any time or times that any such subordinated properties or payments are received by the Guarantor, they shall be received in trust for the Beneficiary and promptly delivered to the Beneficiary. The Guarantor shall cooperate with the Beneficiary to enable the Beneficiary to receive the benefits of the subordination effected by this Guaranty.

     Section 10. Insolvency. If the Lessee or the Guarantor should at any time become insolvent or make a general assignment for the benefit of creditors, or if any petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Lessee or the Guarantor, any and all obligations of the Guarantor hereunder shall, at the Beneficiary's option, forthwith become due and payable without notice or demand. The Guarantor hereby grants power of attorney to FINOVA to file claims against the Lessee in respect of the debts, obligations and other payments subordinated by this Guaranty at any time that the Lessee is insolvent or has made a general assignment for the benefit of creditors, or if any petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Lessee. The Guarantor shall not file any claims in such proceedings except with the advance written approval of the Beneficiary.

     Section 11. Information on Guarantor. The Guarantor agrees to furnish upon the request of FINOVA or its assign such financial, business and operational information concerning the Guarantor as FINOVA or its assign may from time to time reasonably request including copies of the tax returns of the Guarantor. Additionally, the Guarantor shall furnish to FINOVA and its assigns so long as there are any obligations guaranteed hereby in existence and without notice or demand therefor two complete copies of (i) the Guarantor's quarterly interim financial statements within 45 days of the close of each of its first three fiscal quarters of every year certified by its chief financial officer and (ii) the Guarantor's annual financial statements within 90 days of the close of each of its fiscal years reported on by its independent accountants without material adverse qualification or comment. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall accurately and completely present the Guarantor's financial condition and the results of its operations as of the dates of and for the periods covered by such statements. Throughout the term of the Lease, the Guarantor shall promptly furnish to the Beneficiary copies of any definitive proxy statements or reports on Form 10-K, 10-Q, or 8-K or similar forms, or amendments thereof, that it files with the SEC or any government agency.

     Section 12. Representations and Warranties of Guarantor. The Guarantor represents and warrants (and if requested by the Beneficiary, will provide an opinion of counsel and other supporting documents to the effect) that as of the date hereof: (i) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified and in good standing to do business wherever necessary to carry on its present business and operations; (ii) the Guarantor has the corporate power to enter into this Guaranty and to pay and perform its obligations hereunder; (iii) this Guaranty has been duly authorized, executed and delivered by the Guarantor, and constitutes the valid, legal and binding obligation of the Guarantor enforceable in accordance with its terms;
(iv) no vote or consent of, or notice to, the holders of any class of stock of the Guarantor is required, or if required, such vote or consent has been obtained or given, to authorize the execution, delivery and performance of this Guaranty; (v) neither the execution and delivery by the Guarantor of this Guaranty nor


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compliance by the Guarantor with the provisions hereof conflicts with or results in a breach of any of the provisions of the Certificate of Incorporation or By-laws of the Guarantor or of any applicable law, judgment, order, writ, injunction, decree, award, rule or regulation of any court, administrative agency or other governmental authority, or of any indenture, mortgage, deed of trust, agreement or other instrument of any nature to which the Guarantor is a party or by which it is bound, or constitutes a default under any thereof or will result in the creation of any lien, charge, security interest or other encumbrance in favor of any one other than the Beneficiary upon any of the assets of the Guarantor; (vi) no consent, approval, withholding of objection or other authorization of or by any court, administrative agency, other governmental authority or any other person is required, except such consents, approvals or other authorizations which have been duly obtained and are in full force and effect, in connection with the execution, delivery or performance by the Guarantor of this Guaranty; (vii) there are no actions, suits or proceedings pending, or, to the knowledge of the Guarantor, threatened, in any court or before any administrative agency or other governmental authority against or affecting the Guarantor, which, if adversely decided would or could, individually or in the aggregate, materially and adversely affect the business, operations, property or financial condition of the Guarantor or the ability of the Guarantor to perform any of its obligations under this Guaranty; (viii) no Event of Default or event or condition which upon the passage of time, the giving of notice, or both, would constitute an Event of Default under the Lease, exists or is continuing; (ix) the financial statements of the Guarantor furnished to the Beneficiary have been prepared in conformity with generally accepted accounting principles consistently applied and accurately and completely present the financial condition and the results of operations of the Guarantor as of the dates of and for the periods covered by such statements; and (x) there has been no material adverse change in the Guarantor's financial or other condition, business, operations, properties, assets or prospects since the date of the most recent financial statements of the Guarantor furnished to the Beneficiary.

     Section 13. Commercial Transaction. The Guarantor acknowledges that the Transaction of which this Guaranty is a part is a commercial transaction, and the Guarantor hereby waives such rights as the Guarantor may have to notice and/or hearing under any applicable federal or state laws pertaining to the exercise by the Beneficiary of such rights as the Beneficiary may have, including but not limited to the right to deprive the Guarantor of or affect the use or possession or enjoyment of any of the Guarantor's property prior to the rendition of a final judgment against the Guarantor.

     Section 14. Applicable Law. This Guaranty shall be governed by and construed in accordance with Connecticut law.

     Section 15. Venue and Personal Jurisdiction. The Guarantor hereby consents and agrees that any action or proceeding arising directly, indirectly or otherwise from this Guaranty shall be held within the State of Connecticut and the Guarantor hereby consents and submits to such jurisdiction and venue within the State of Connecticut and agrees that mailing to Guarantor's last known address by registered mail of any process shall constitute lawful process.

     Section 16. Waiver of Jury. The Guarantor and the Beneficiary waive any and all right to trial by jury in any action or proceeding relating in any way to this Guaranty.


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     Section 17.  Failure or Indulgence not Waiver; Additional Rights of
Beneficiary. (a) No failure to exercise, and no delay in exercising, any right, power or remedy hereunder on the part of the Beneficiary shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver by the Beneficiary of any right under this Guaranty must be in writing to be effective and shall not be construed as a waiver of any subsequent breach thereof.

     (b) The Beneficiary shall be entitled to injunctive relief in case of the violation or attempted or threatened violation of any of the provisions hereof, to a decree compelling performance of any of the provisions hereof, and to any other remedies allowed in law or in equity.

     Section 18. Acknowledgment: Other Waivers. The Guarantor acknowledges that its officers and directors have read and understand the provisions of this Guaranty and the Lease, and that the Beneficiary has made no representation or warranty to them or to the Guarantor in respect of any transaction contemplated hereby or thereby. The Guarantor hereby expressly waives notice from the Beneficiary of its acceptance or reliance on this Guaranty. The Guarantor also waives presentment and protest of any instrument, and notice thereof, notice of default or dishonor, and all other notices to which the Guarantor might otherwise be entitled.

     Section 19. Notices. All notices, requests, demands and other communications under this Guaranty or in respect hereof shall be in writing and shall be hand delivered or mailed by first-class certified mail, postage prepaid, to the parties hereto addressed as follows:

   if to the Guarantor, to:   Genzyme Transgenics Corporation
                              25 Birch Street
                              Milford, MA 01757

   if to FINOVA, to:          FINOVA Technology Finance, Inc.
                              10 Waterside Drive
                              Farmington, Connecticut 06032-3065

or to such other address as to a party hereto as such party shall designate in a written notice to the other.

     Section 20. Further Assurances. The Guarantor hereby agrees to execute and deliver all such instruments and take such action as may from time to time be reasonably requested by the Beneficiary in order fully to effectuate the purposes of this Guaranty.

     Section 21. Amendments. The terms of this Guaranty may not be altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by each party hereto.

     Section 22. Counterparts. This Guaranty may be executed, accepted and delivered in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.


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     Section 23.  Successors and Assigns.  This Guaranty shall be binding upon and shall inure to the benefit of the guarantor, the Beneficiary and their respective heirs, executors, administrators, representatives, successors and assigns. For the purposes of this Guaranty, "Lessee" shall mean and include any successor of the Lessee including the Lessee as a debtor in possession or any representative of the Lessee under the provisions of any state or federal law governing bankruptcy, insolvency, receivership or reorganization.

     IN WITNESS WHEREOF, the parties have executed this Guaranty, as of the day and year first above written.

Attest:                       GENZYME TRANSGENICS CORPORATION

(SEAL)


By:/s/ Lynnette C.Fallon           By /s/ John B. Green
   ----------------------------       ----------------------------
Secretary/Assistant Secretary      Its Vice President


Personally appeared John B. Green, Vice President of Genzyme Transgenics Corporation signer and sealer of the foregoing instrument, and acknowledged the same to be the free act and deed of said corporation executed pursuant to a resolution of its Board of Directors, before me the 4th day of February, 1997.


                              /s/ Elaine B. Spinale
                              ----------------------------------------
                              Notary Public
                              My Commission Expires: 11/17/2000




Accepted this 18th day of
March 1997 at
Farmington, Connecticut


FINOVA TECHNOLOGY FINANCE, INC.


By: /s/ Linda Moschitto
    ---------------------------


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